SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

Commission File Number: 000-53750

PROTEONOMIX, INC.

(Name of Registrant in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13-3842844 (I.R.S. Employer Identification No.)
187 Mill Lane Mountainside, New Jersey (Address of Principal Executive Offices)	07052 (Zip Code)
973-544-6116 (Issuer’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

Proteonomix, Inc. (the "Company") issued a press release, dated February 22, 2010 entitled-"Proteonomix, Inc. Announces that Michael Cohne, Its President, was Interviews on A Medical Television Show Broadcast Throughout Central and South America ."

The press release and the slide presentation broadcasted on the t.v. medical show are in their entirety below:

PROTEONOMIX, INC. (PROT) ANNOUNCES THAT MICHAEL COHEN, ITS PRESIDENT, WAS INTERVIEWED ON A MEDICAL TELEVISION SHOW BROADCAST THROUGHOUT CENTRAL AND SOUTH AMERICA

Mountainside, New Jersey- February 22, 2010 – Proteonomix, Inc. (Pinksheets: PROT) announces that its President, Michael Cohen, was interviewed on a medical television show broadcast from the Dominican Republic and carried throughout Central and South America.

The one-hour program, entitled “Health and Something More” (Salud y Algo Más), produced by Dr. Cesare Mella, a physician from the Dominican Republic, was aired by those stations in Central and South America which carry channel 19 (Canal 19). The show’s host was Dr. Pedro Acosta; and the translator was Dr. Vicente Rodriguez. Mr. Cohen’s interview appeared on Wednesday, February 17th at 7 PM local Dominican Republic time.

The show was entirely dedicated to Proteonomix and its subsidiaries and covered the nature of stem cells and stem cell therapy, particularly with regard to myocardial infarction (heart attacks) and diabetes. Mr. Cohen also discussed the nature of the Proteonomix stem cell derivative used in cosmetics designed by its subsidiary, Proteoderm. Proteonomix hopes to have a copy of the program available for the public via its websites soon.

Proteonomix is a biotechnology company focused on developing therapeutics based upon the use of human cells and their derivatives. Proteonomix has facilities at a number of academic institutions. Please visit www.proteonomix.com, www.proteoderm.com, www.pinksheets.com and www.sec.gov for further information about the Company.

Certain statements contained herein are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995). Proteonomix, Inc. cautions that the statements made in this press release constitute forward-looking statements and makes no guarantees of future performance and actual results or developments may differ materially from projections in forward-looking statements. Forward-looking statements are based on estimates and opinions of management at time the statements are made.

Contact:

Michael Cohen

Proteonomix, Inc.

(973) 544-6116

=============================================================================================================

PRESENTATION

PROTEONOMIX

Presentation - February, 2010

Presented by:
Michael Cohen CEO
Dr. Vicente Rodriguez MD
Dr. Kenneth Steiner MD MBA COO

PROTEODERM INC

Ticker PROT

Disclaimer

This presentation is being provided for informational and discussion purposes. This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment. We have not independently verified any of the information contained herein and makes no representation or warranty as to the accuracy or completeness of this presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation. Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities. Past performance is not a guarantee of future results.

Ticker PROT

PROTEONOMIX

PROTEODERM INC

National StemCell

Ticker PROT

Our Mission

Our mission is to advance the science of regenerative Medicine using our innovative approach to stem cell therapeutics.
In addition to making therapies available to a wider audience, we aim to further develop the extraordinary potential of stem cells in treating a broad array of illnesses.

Sources of Stem Cells

Ticker PROT

Fertilization
Totipotent Cells
Inner Cell Mass
Blastocyst
Embryo
Adult
Inner Cell Mass Cells
Primordial Germ Cells
Embryonic Stem Cells (ES)
Embryonic Germ Cells (EG)
Stem Cells
Cultured Pluripotent Stem Cells

Cord Blood Harvest and Storage

Ticker PROT

Human Umbilical Cord Blood

Ticker PROT

- Secreted Matrix ™
- Matrix NC 138 ™

Ticker PROT

PROTEODERM
DAY CREAM
NC-138
NET WT 1 OZ
PROTEODERM
NIGHT CREAM
NC-138
NET WT 1 OZ
EYE CREAM
SERUM
PROTEODERM
CLEANSER
NC-138
NET WT 2 OZ
PROTEODERM
EXFOLIATOR
NC-138
NET WT 2 OZ

PROTEODERM
DAY CREAM
CLEANSER
NC-138
NET WT 2 OZ
PROTEODERM
EXFOLIATOR
NC-138
NET WT 2 OZ
PROTEODERM
EYE CREAM
NC-138
PROTEODERM
SERUM
NC-138
PROTEODERM
PROTEODERM
NIGHT CREAM

Ticker PROT

before and after 6 weeks application of Matrix NC-138 ™

Ticker PROT

- enhanced skin moisture
- radiant and youthful look
- smoother and softer appearance of the skin
- refined skin structure
- reduction in wrinkles

Ticker PROT

Forehead Lines
Facial Scars
Frown Lines
Crow's Feet
Vermilion Border
Vertical Lip Lines
Smile Lines
Marionette Lines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEONOMIX, INC.

Dated: February 23, 2010

By:

/s/Michael Cohen

Name:   Michael Cohen

President

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